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                                 Exhibit 1(10)

               (a) Form of Application for Group Contract 33906
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PARAGON
LIFE INSURANCE COMPANY


                     APPLICATION FOR GROUP LIFE INSURANCE

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PROPOSED CONTRACTHOLDER:
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Full Company/Firm Name:
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Primary Contact:
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Address:
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Phone:
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Fax:
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E-mail:
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State of contract situs:
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BROKER/CONSULTANT INFORMATION:
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Firm Name:
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Name Broker/Consultant:
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Phone:
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Fax:
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E-Mail:
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PROPOSED INSUREDS INFORMATION:
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Who is eligible to participate in the plan? (e.g., minimum salary, grade, class, etc...)
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Are all eligible participants actively at work (at least 30 hours
per week) at the time of application.                            [_] Yes  [_] No
(give details in Remarks)
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Are all eligible participants United States citizens with a tax payer identification number (social security number)

[_] Yes  [_] No          (give details in Remarks)
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Are all eligible participants officed in the United States.      [_] Yes  [_] No
(give details in Remarks)
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Remarks:
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To best of your knowledge, have any of the potential insureds been absent from work or hospitalized within the last
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       Six months due to heart disease, stroke, cancer, tumors or respiratory
       disorders?                                                [_] Yes  [_] No
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       If yes, provide details without revealing individual names or positions.
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INSURANCE COVERAGE DATA:
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[_] Flexible Premium Adjustable Life  (a.k.a. group universal life)
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[_] Flexible Premium Variable Life  (a.k.a.  group variable universal life)
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If coverage is based on salary multiple, define benefit salary. (e.g. base pay, base pay plus bonus pay, etc...)
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      basic:
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      voluntary:
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If benefit includes bonus pay, how is bonus pay calculated for benefit purposes?
(e.g., rolling average, etc...)
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      basic:
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      voluntary:
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Basic Coverage Formula: (e.g., salary multiple, flat face by class, etc...)
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Voluntary Coverage Formula:  (if applicable)
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Minimum coverage amount:
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Maximum coverage amount:
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Rounding Convention:  (e.g., round face amount up to nearest $1,000, etc...)
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Is Waiver of Monthly Deduction desired as a rider?   [_] YES   [_] NO
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Is Spouse Term Insurance rider desired?     [_] YES  [_] NO
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Is Children Term Insurance rider desired?   [_] YES  [_] NO
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Will this insurance being applied for replace or change, or is it intended to replace or change, any insurance, in whole or in part, issued by Paragon Life or
any other insurance company?       [_] YES  [_] NO

Provide details to "Yes" to include company name, amounts, and plan.
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DESIRED EFFECTIVE DATES:
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Proposed Effective Date:
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Proposed Anniversary Date:
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Coverage for newly eligible employees will be effective on
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[_] plan anniversary  [_] 1/st/ of month of, or coincident with, eligibility
[_] 1st of month following eligibility
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[_] 1/st/ of second month following eligibility   [_] other:
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Coverage for newly hired employees will be effective on
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[_] plan anniversary  [_] 1/st/ of month of, or coincident with, eligibility
[_] 1/st/ of month following eligibility
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[_] 1st of second month following eligibility     [_] other:
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

The undersigned Applicant hereby applies to Paragon Life Insurance Company,

IT IS UNDERSTOOD AND AGREED THAT:

(1) The conditions of eligibility for Life Insurance, benefits and amounts, the conditions under which the benefits will be payable, and other terms and conditions will be in accordance with the contract issued and any amendments, riders, or endorsements thereto (which together with the copy of this Application attached to the contract, certificate, and the individual applications, if any, of the persons to be insured will constitute the entire contract);

(2) No person other than a duly authorized officer of the Company at its home office has authority to accept the Application or otherwise bind the Company;

(3) The Life Insurance Contract will become effective provided this Application is accepted by a duly authorized officer of the Company at its home office;

(4) The Applicant, as Contractholder, will furnish the Company periodically but no less often than monthly with the required information concerning individuals to be insured whose coverage is to be changed or discontinued, and similar information on Dependents where Dependent Insurance is involved;

(5) The Application may be amended solely on the basis of a written request of the undersigned Applicant made at any time prior to its acceptance by the company. The Company is hereby authorized to modify this application in accordance with any such written request; provided further that any amendment of the contract which affects the terms of this Application will also be considered an amendment of the Application.


Dated at ___________________, this ________________ day of _______________, 20__

          For:   _______________________________________________________________
                  (Full or corporate name of Proposed Contractholder Applicant)

          By:    _______________________________________________________________

          Name:  _______________________________________________________________

          Title: _______________________________________________________________


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                                   PARAGON
                            LIFE INSURANCE COMPANY